U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 12, 2001



                       BIO-SOLUTIONS INTERNATIONAL, INC.
--------------------------------------------------------------------------------

             (Exact Name of registrant as specified in its Charter)




         Nevada                    33-25126-D                   85-0368333
------------------------      -------------------          ---------------------
(State of Incorporation)      Commission File No.          (IRS Employer
                                                            Identification No.)



 3807 Hardy St., Hattiesburg, MS                                    39402
---------------------------------------                       ---------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number,( 601 )    271     -     7309
                               -----  ----------    -----------



                     (Registrant's former name and address)

                            Septima Enterprises, Inc.
                            15945 Quality Trail North
                                Scandia, MN 55073

Item 1.  CHANGES IN CONTROL OF REGISTRANT.

         Joseph Ashley and Charles Adams acquired voting control of the Company through the purchase of 5,007,876 shares on February 6, 2001. These shares were subject to the Company's 100 for 1 reverse split which was effective February 5, 2001 and represent 50,078 post split shares or approximately 52% voting control of the Company. The purchase price for these shares was $75,000 and was paid equally by Messrs. Ashley and Adams who each now own approximately 25,038 shares. These shares were purchased from Thomas A. Urrea, Richard A. Urrea, Francisco Urrea, Matthew Urrea, Daniel R. Urrea, Maria C. Urrea, and Theresa Urrea.

Item 5.  OTHER EVENTS.

     A. The Company held a Special Meeting of the Shareholders on January 22, 2001 and, among other matters, authorized the Company to reincorporate in the State of Nevada thereby changing the corporate domicile from Colorado to Nevada. The Company formed a new corporation in Nevada named Bio-Solutions International, Inc. on January 26, 2001 for the purpose of implementing the change in corporate domicile. Septima Enterprises, Inc., the Colorado corporation was merged into and with Bio-Solutions International, Inc. on February 6, 2001. Shareholders of Septima will receive one share of Bio-Solutions stock for each share of Septima stock. Share certificates representing the Septima shares may be exchanged for share certificates representing the Bio-Solutions shares, at the election of shareholders, and in any case, new certificates will be issued upon transfer in the ordinary course of business. Mandatory share certificate exchange is not required.

     B. The directors and officers of Bio-Solutions International, Inc. are the same directors and officers of Septima Enterprises, Inc. Joe Ashley is the President and Director and Charles Adams is Secretary/Treasurer and Director. The By-laws of Bio-Solutions are the Company's current By-laws.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Financial Statements of business acquired.

             Not Applicable

    (b) Pro Forma financial information.

             Not Applicable

    (c) Index to Exhibits.

    Exhibit Number                       Description

         3.0                             Articles of Incorporation Bio-Solutions
                                         International, Inc.

         3.1                             Articles  of  Merger  filed  in  Nevada
                                         February 6, 2001

         3.2                             Articles  of  Merger  filed in Colorado
                                         February 6, 2001

         3.3                             Plan of Merger

         3.4                             By-laws of Bio-Solutions International,
                                         Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Bio-Solutions International, Inc.
Dated: February 12, 2001

                                                 /s/ Joe Ashley
                                               ---------------------------------
                                               By: Joe Ashley
                                               Title: President